UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2010

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K
ITEM 7.01 REGULATION FD DISCLOSURES
SIGNATURES

ITEM 7.01   REGULATION FD DISCLOSURES

On August 19, 2010 the Company's shareholders approved the following corporate actions at the Company's Annual Meeting of Shareholders:

1.
The following nominees were elected directors, to serve until their successors are elected and qualified: Jonathan R. Read, Barry S. Baer, E. Slade Mead, Carlton Johnson, Daryl Magana, Jack Smith and Dave Kuzma.

2.	The Audit Committee’s recommendation for the nomination of McGladrey & Pullen, LLP to become the independent registered public accounting for the Company was ratified.

3.	The amendment to the Ecotality, Inc. 2007 Equity Incentive Plan to increase the number of shares of Common Stock issuable under the Plan from 166,667 shares to 10,166,667 shares was approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	August 23, 2010
Jonathan R. Read

/s/ Barry S. Baer	Chief Financial Officer	August 23, 2010
Barry S. Baer